UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 26, 2023

Date of Report (Date of earliest event reported)

GENESIS UNICORN CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41287	85-4283150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Witherspoon Street, Suite 120

Princeton, New Jersey 08540

(Address of Principal Executive Offices, and Zip Code)

(609) 466-0792

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one redeemable warrant	GENQU	The NASDAQ Stock Market LLC
Class A Common Stock, $0.0001 par value	GENQ	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material definitive Agreements.

Waiver Agreement

As previously announced, on November 29, 2022, Genesis Unicorn Capital Corp., a Delaware corporation (“GUCC” or “Parent”), entered into an agreement and plan of merger (the “Merger Agreement”) with ESGL Holdings Limited, a Cayman Islands exempted company and wholly owned subsidiary of the Parent (“Purchaser” or “PubCo”), ESGH Merger Sub Corp., a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”), Environmental Solutions Group Holdings Limited, a Cayman Islands exempted company (the “Company” or “ESGL”), and Quek Leng Chuang, solely in his capacity as the shareholder representative, agent and attorney-in-fact of the shareholders (the “Shareholder Representative”). Upon the closing of the Business Combination (the “Closing”), GUCC will merge with and into Purchaser, with Purchaser remaining as the surviving publicly traded entity. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” The Merger Agreement and the transactions contemplated thereby (the “Business Combination”) were approved by the boards of directors of each of GUCC and ESGL. All capitalized terms not otherwise defined herein have the same meanings ascribed to them in the Merger Agreement.

Parent has been informed of the following developments of the Company (the “Company’s New Developments”): (i) the Company is unable to deliver to the Parent Parties a good faith calculation of the Company’s Estimated Working Capital at least three (3) Business Days prior to the Closing Date; and (ii) the Company has requested that the Per Share Merger Consideration Amount payable to the Company Shareholders shall not be reduced by the Holdback Amount of $3,750,000 for purposes of calculating the Per Share Merger Consideration at Closing.

On July 26, 2023, the parties to the Merger Agreement entered into a waiver agreement (the “Waiver Agreement”) pursuant to which each of Parent, Merger Sub and Purchaser waives the closing condition contained in Section 10.2 of the Merger Agreement that the Company shall have duly performed or complied with, in all material respects, all of its obligations hereunder required to be performed or complied with (without giving effect to any materiality or similar qualifiers contained therein) by the Company at or prior to the Closing Date in so far as they relate to the Company’s New Developments (and shall not extend to any other event, circumstance or instance), and (b) each of Parent, Merger Sub, Purchaser, the Company and the Shareholder Representative waives the requirement that the Holdback Amount reduces the Per Share Merger Consideration Amount payable to the Company Shareholders at Closing. In connection with the foregoing waivers, each of Parent, Merger Sub, Purchaser, the Company and the Shareholder Representative acknowledges and agrees that the Merger Consideration will not be adjusted in respect of Working Capital pursuant to Sections 4.1 or 4.3 of the Merger Agreement.

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Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed Business Combination contemplated by the Merger Agreement among GUCC, PubCo, Merger Sub and ESGL, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on GUCC and ESGL managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against GUCC, the combined company or others; (3) the inability to complete the Business Combination; (4) the failure to obtain financing to fund the combined company’s operations and growth following the closing of the Business Combination; (5) the amount of redemption requests made by GUCC’s stockholders; (6) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws; (7) the ability to meet Nasdaq listing standards following the consummation of the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations of ESGL as a result of the announcement and consummation of the Business Combination; (9) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (10) costs related to the Business Combination; (11) changes in applicable laws or regulations; (12) the possibility that ESGL or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (13) the availability of capital and ESGL estimates of expenses; (14) changes in the assumptions underlying ESGL’s expectations regarding its future business or business model; and (15) and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement, and other documents filed or to be filed from time to time with the SEC by PubCo.

A further list and description of risks and uncertainties can be found in the Form 10-K and in the Registration Statement that has been filed with the SEC by PubCo in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to GUCC, ESGL and PubCo and speaks only as of the date on which it is made. GUCC, ESGL and PubCo undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Waiver Agreement dated as of July 26, 2023
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2023

GENESIS UNICORN CAPITAL CORP.

By:	/s/ Samuel Lui
Name:	Samuel Lui
Title:	President and Chief Financial Officer

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